Rule 497(e)


                       FIRST TRUST EXCHANGE-TRADED FUND II

            First Trust DJ STOXX(R) Select Dividend 30 Index Fund and
           First Trust FTSE EPRA/NAREIT Global Real Estate Index Fund
                 (each, a "Fund" and collectively, the "Funds")

              SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 28, 2008,

                             DATED NOVEMBER 6, 2008


         The acquisition of the American Stock Exchange LLC ("Amex") by NYSE Euronext was completed on October 1, 2008 (the "Acquisition"). Prior to the Acquisition, the securities of the Funds were listed and traded on Amex. The Funds have completed the requirements to transfer the listing of each Fund's securities from Amex to NYSE Arca, Inc. ("NYSE Arca"), an affiliate of NYSE Euronext, and each Fund's securities are listed and have begun trading on NYSE Arca effective November 6, 2008.

         No assurance can be given as to the continued listing for the life of the securities of each Fund or the liquidity of the trading market for such securities.

         This supplement supercedes the supplement dated October 6, 2008.

              PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
                              FOR FUTURE REFERENCE